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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                              ____________________

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  June 7, 2001
                       (Date of earliest event reported)

                             Openwave Systems Inc.
             (Exact name of Registrant as specified in its charter)


      Delaware                      000-25687                    94-3219054
(State of incorporation        (Commission File No.)           (IRS Employer
   or organization)                                          Identification No.)


                             1400 Seaport Boulevard
                                Redwood City, CA
                    (Address of principal executive offices)


                                     94063
                                   (zip code)


                                 (650) 562-0200
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     On June 7, 2001, Alain Rossmann resigned his position as Chairman of the Board of Directors and a member of the Board of Directors of Openwave Systems Inc. (the "Company"). The Company's Chief Executive Officer Donald J. Listwin was elected as acting Chairman of the Board of Directors.

     The Company issued a press release on June 7, 2001 announcing Mr. Rossmann's resignation from the position of Chairman of the Board of Directors and member of the Board of Directors. The press release is attached as exhibit
99.1 hereto and is incorporated herein by reference.

Item 7.  Exhibits.

 99.1    Press Release, dated June 7, 2001.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                              OPENWAVE SYSTEMS INC.
                              By: /s/ Alan J. Black
                                 ---------------------------------------
                              Name:   Alan J. Black
                              Title:  Senior Vice President, Corporate
                                      Affairs and Chief Financial Officer

Date:  June 11, 2001
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EXHIBIT INDEX

Exhibit              Description
-------              -----------
99.1                 Press Release, dated June 7, 2001.